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                                                                   EXHIBIT 10.13

                             FIRSTMERIT CORPORATION
                              AMENDED AND RESTATED
                          1993 STOCK OPTION PLAN (FSB)
                           Effective October 21, 2000


         1. PURPOSE OF THE PLAN. The Plan shall be known as the FirstMerit Corporation 1993 Stock Option Plan (FSB) (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to officers, directors and key employees of FirstMerit Corporation (the "Corporation"), or any present or future parent or subsidiary of the Corporation to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-Incentive Stock Options, options that do not so qualify. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

         2. DEFINITIONS. As used herein, the following definitions shall apply.

                  (a) "Association" shall mean the Corporation, or any successor corporation thereto.

                  (b) "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  (c) "Board" shall mean the Board of Directors of the Corporation, or any successor or parent corporation thereto.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" shall mean the Compensation Committee of FirstMerit Board of Directors.

                  (f) "Common Stock" shall mean FirstMerit Common Stock, no par value per share, of the Corporation, or any successor or parent corporation thereto.

                  (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Corporation or any present or future Parent or Subsidiary of the Corporation. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations, of the Corporation or between the Corporation, its Parent, its Subsidiaries or a successor.

                  (h) "Corporation" shall mean FirstMerit Corporation, or any successor or Parent thereof.


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                  (i) "Director" shall mean a member of the Board of the
Corporation or any successor or parent corporation thereto.

                  (j) "Effective Date" shall mean the date specified in Section 15 hereof.

                  (k) "Employee" shall mean any person employed by the Corporation or any present or future Parent or Subsidiary of the Corporation.

                  (l) "FirstMerit" shall mean FirstMerit Corporation, an Ohio corporation and successor to the Corporation.

                  (m) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

                  (n) "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is NOT intended to qualify under Section 422 of the Code.

                  (o) "Option" shall mean an Incentive or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  (p) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  (q) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  (r) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(c) and (g) of the Code.

                  (s) "Participant" means any director, officer or key employee of the Corporation or any Parent or Subsidiary of the Corporation or any other person providing a service to the Corporation who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  (t) "Plan" shall mean the FirstMerit Corporation 1993 Stock Option Plan (FSB).

                  (u) "Share" shall mean one share of FirstMerit Corporation Common Stock.

                  (v) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and
(g) of the Code.



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         3. SHARES SUBJECT TO THE PLAN. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 224,825. Such Shares may either be authorized but unissued shares or treasury shares.

         An Award shall not be considered to be made under the Plan with respect to any Option which terminates prior to its exercise, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

         4.       SIX MONTH HOLDING PERIOD.

                  A total of six months must elapse between the date of the grant of an Option and the date of the sale of Common Stock received through the exercise of an Option.

         5.       ADMINISTRATION OF THE PLAN.

                  (a) (i) COMPOSITION OF THE COMMITTEE. Except as indicated in paragraph 5(a)(ii) below, the Plan shall be administered by the Committee consisting of at least three non-employee Directors of FirstMerit appointed by the Board of Directors of FirstMerit and serving at the pleasure of such Board. Officers, Directors, key employers and other persons who are designated by the Committee shall be eligible to receive Awards under the Plan, and all persons designated as members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

                      (ii) For the purpose of granting Awards to directors, the selection of any Director to whom Awards may be granted, as well as the number of Shares subject to Awards, must be determined by a "disinterested committee," as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

                  (b) POWERS OF THE COMMITTEE. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                  The Chairman of the Corporation and such other officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Corporation and to cause them to be delivered to the Participants.

                  (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and



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interpretations of the Committee shall be final and conclusive on all persons affected thereby.

         6.       ELIGIBILITY.

                  (i) Awards may be granted to officers, Directors, key employees and other persons. The Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number to be granted to each such officer, Director, key employee and other persons under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Corporation and such other factors as the Committee may, in its sole discretion, deem relevant. Officers, Directors, key employees or other persons who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (ii) The aggregate fair market value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Corporation or any present or future Parent or Subsidiary of the Corporation) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

                  (iii) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 40% (89,930 shares) of the total number of Shares authorized for delivery under this Plan pursuant to Section 3 herein.

         7. TERM OF THE PLAN. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to
Section 18 hereof. No option shall be granted under the Plan after ten (10) years from the Effective Date.

         8. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a)      OPTION PRICE.



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                           (i) The price per Share at which each Incentive Stock
Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per Share of the Optioned
Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

                           (ii) In the case of an Employee who owns Common Stock
representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

                  (b) PAYMENT. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment therefor has been received by the Corporation, and no Optionee shall have any of the rights of a stockholder of the Corporation until Shares of Common Stock are issued to him.

                  (c) TERM OF INCENTIVE STOCK OPTION. The term of each incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five (5) years.

                  (d) EXERCISE GENERALLY. Except as otherwise provided in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Corporation at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.



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                  (e) CASHLESS EXERCISE. An Optionee who has held an Incentive
Stock Option for at least six months may engage in the "cashless exercise" of the Option. In a cashless exercise, an Optionee gives the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Corporation to pay the Option price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker- dealer or equivalent third party, he can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option price plus any applicable withholding taxes to the Corporation.

                  (f) TRANSFERABILITY. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         9. TERMS AND CONDITIONS OF NON-INCENTIVE STOCK OPTIONS. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) OPTIONS GRANTED TO DIRECTORS. [THIS PROVISION WAS TERMINATED EFFECTIVE THE DATE OF THE MERGER BETWEEN THE FORMER PARENT COMPANY AND FIRSTMERIT CORPORATION]. Subject to the limitations of Section 6(iii), 12,847(1) Non-Incentive Stock Options will be granted to each Director who is not an Employee as of the Effective Date at an exercise price equal to the fair market value of the Common Stock on such date of grant. The Options shall be exercisable at the rate of 25% of the total granted each year on the anniversary date of the Effective Date, subject to stockholder ratification of the Plan and will remain exercisable for up to ten years from such date of grant; provided however that such options shall be 100% exercisable in the event the optionee terminates service on the Board as a Director or Director Emeritus after completing at least ten years of service as such or due to death, disability or a change in control of the Association or the Corporation as defined in Section 13(b), herein. The price per Share at which such Options granted shall be equal to the fair market value of the Common Stock at the time such Options are granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of the Options, then the price per Share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Options are granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Option, then the price per Share shall be not less than the average of


------------------
         1 Equal to 40% of total shares reserved under the plan divided by seven non-employee directors.




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the highest and lowest selling price on such exchange on the date such Options are granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date. Such Options may be exercised only while the Optionee is a Director or Director Emeritus of the Corporation, or within one year after termination of the Optionee's status as a Director or Director Emeritus but not later than the date on which such Options would otherwise expire, or in the event of such person's death during the term of his directorship, by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution. Such Options of a deceased Director or Director Emeritus may be exercised within two years from the date of his death, but not later than the date on which the Option would otherwise expire. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

                  (b) OPTION PRICE. The exercise price per Share of Common Stock for each Non- Incentive Stock Option granted pursuant to the Plan, other than Options granted pursuant to Section 9(a) herein, shall be at such price as the Committee may determine in its sole discretion.

                  (c) PAYMENT. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment therefore has been received by the Corporation and no Optionee shall have any of the rights of a stockholder of the Corporation until the Shares of Common Stock are issued to him.

                  (d) TERM. The term of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (e) EXERCISE GENERALLY. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan.

                  (f) CASHLESS EXERCISE. An Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. In a cashless exercise, an Optionee gives the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Corporation to pay the Option price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker- dealer or equivalent third party, he can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option price plus any applicable withholding taxes to the Corporation.




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                  (g) TRANSFERABILITY. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10. EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH ON INCENTIVE STOCK OPTIONS.

                  (a) TERMINATION OF EMPLOYMENT. In the event that any Optionee's employment with the Corporation shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (1) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three (3) months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that a subsidiary ceases to be a subsidiary of the Corporation, the employment of all of its employees who are not immediately thereafter employees of the Corporation shall be deemed to terminate upon the date such subsidiary so ceases to be a Subsidiary of the Corporation.

                  (b) DISABILITY. In the event that any Optionee's employment with the Corporation shall terminate as the result of the Permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of
(i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) DEATH. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or combination thereof. If cash shall be paid in lieu of shares, such cash shall be equal to the difference between the fair market value of such Shares and the exercise price of such Options on the exercise date.




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                  (d) INCENTIVE STOCK OPTIONS DEEMED EXERCISABLE. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of his employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment.

                  (e) TERMINATION OF INCENTIVE STOCK OPTIONS. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Corporation terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         11. EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH ON NON-INCENTIVE STOCK OPTIONS. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment, disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

         12. RIGHT OF REPURCHASE AND RESTRICTIONS ON DISPOSITION. The Committee, in its sole discretion may include, as a term of any Incentive Stock Option or Non-Incentive Stock Option, the right (the "Repurchase Right"), but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Corporation to transfer or assign such right to another party. The Corporation may exercise the Repurchase Right only to the extent permitted by applicable law.

         13. RECAPITALIZATION, MERGER, CONSOLIDATION, CHANGE IN CONTROL AND SIMILAR TRANSACTIONS.

                  (a) ADJUSTMENT. Subject to any required action by the stockholders of the Corporation, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt of consideration by the Corporation (other than Shares held by dissenting stockholders).




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                  (b) CHANGE IN CONTROL. All outstanding Awards shall become immediately exercisable in the event of a change in control or imminent change in control of the Corporation, as determined by the Committee. In the event of such a change in control or imminent change in control, the Optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any Incentive or Non-Incentive Stock Option over the Option Price of such Shares, in exchange for the surrender of such Options by the Optionee on that date in the event of a change in control or imminent change in control of the Corporation.

                  For purposes of this Section 13, the term "Change in Control" shall mean the occurrence of any one of the following events:

                  (a) individuals who, on April 19, 2000, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to April 19, 2000 whose election or nomination for election was approved by a vote of at least 2/3rds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no director of the Company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                  (b) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:

                           (i)  by the Company or any Subsidiary,

                           (ii) by any employee benefit plan sponsored or
                  maintained by the Company or any Subsidiary,

                           (iii) by any underwriter temporarily holding
                  securities pursuant to an offering of such securities,

                           (iv) pursuant to a Non-Control Transaction (as
                  defined in paragraph (c)), or

                           (v) a transaction (other than one described in (c)
                  below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors then on the Board approve a resolution providing expressly that the acquisition pursuant to this clause (v) does not constitute a Change in Control under



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                  this paragraph (b);

                  (c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination:

                           (i) more than 50% of the total voting power of (x)
                  the corporation resulting from such Business Combination (the "Surviving Entity"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors ("Total Voting Power") of the Surviving Entity (the "Parent Entity"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination,

                           (ii) no person (other than any employee benefit plan
                  (or related trusts) sponsored or maintained by the Surviving Entity or the Parent Entity), is or becomes the beneficial owner, directly or indirectly, of 25% or more of the Total Voting Power of the outstanding voting securities eligible to elect directors of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity), and

                           (iii) at least a majority of the members of the board
                  of directors of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a "Non-Control Transaction"); or

                  (d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

                  Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person by more than one percent, a Change in Control of the Company



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shall then occur.

                  For purposes of this Section 13, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Corporation. The decision of the Committee as to whether a change in control or imminent change in control has occurred shall be conclusive and binding.

                      (c) EXTRAORDINARY CORPORATE ACTION. Subject to any required action by the stockholders of the Corporation, in the event of any change in control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                              (i) appropriately adjust the number of Shares of
Common Stock subject to each Option, the exercise price per Share of Common Stock, and the consideration to be given or received by the Corporation upon the exercise of any outstanding Option;

                              (ii) cancel any or all previously granted Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                              (iii) make such other adjustments in connection
with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

                      Except as expressly provided in Sections 13(a) and 13(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

              (d) ACCELERATION. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

         14. TIME OF GRANTING OPTIONS. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Except, however, for purposes of compliance with Section 16 of the Securities Exchange Act of 1934, the date of grant of an Option shall be deemed the later of the date of grant or the date of stockholder approval of the Plan. Notice of the determination of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         15. EFFECTIVE DATE. The Plan became effective the effective date of the federal stock charter of First Federal Savings and Loan Association of New Castle, a former subsidiary of First Shenago Bancorp, Inc., which were subsidiaries of Signal Corp, which merged with and into FirstMerit Corporation.

         16. APPROVAL BY STOCKHOLDERS. The Plan was approved by stockholders within twelve (12) months after the date the Plan became effective.




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         17. MODIFICATION OF OPTIONS. At any time and from time to time, the
Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof. Notwithstanding anything herein to the contrary, the Committee shall have the authority to cancel outstanding Options with the consent of the Optionee and to reissue new Options at a lower exercise price, but in no event less than the then fair market value per share of Common Stock, in the event that the fair market value per share of Common Stock at any time prior to the date of exercise of outstanding Options falls below the exercise price of such Options.

         18. AMENDMENT AND TERMINATION OF THE PLAN.

              (a) ACTION BY THE BOARD. The Board may alter, suspend, or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Corporation.

              (b) CHANGE IN APPLICABLE LAW. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-Incentive Stock Option unlawful or subject the Corporation to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

         The inability of the Corporation to obtain from any regulatory body or authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares.

         As a condition to the exercise of an Option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.




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         20. RESERVATION OF SHARES. During the term of the Plan, the Corporation will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. UNSECURED OBLIGATION. No Participant under the Plan shall have any interest in any fund or special asset of the Corporation by reason of the Plan or the grant of any Incentive or Non- Incentive Stock Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-Incentive Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. WITHHOLDING TAX. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         23. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio except to the extent that federal law shall be deemed to apply.





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